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                                                               EXHIBIT 23.3

                    CONSENT OF INDEPENDENT ACCOUNTANTS


  We consent to the inclusion in this registration statement on Form S-4 (File No. 333-57201) of our report dated March 6, 1998, except for Note 13 as to which the date is August 17, 1998, on our audit of the financial statements of Universal Media, Inc. We also consent to the reference to our firm under the caption "Experts" in the Prospectus.

                                          /s/ Mahoney Cohen & Company, CPA,
New York, New York                         P.C.

September 29, 1998